Exhibit 99.1
------------

NEWS RELEASE DATED 01-16-2001

                                    For Additional Information,
                                    Contact Robert O. Bratton,
                                    Chief Financial Officer
                                    (704) 721-4473
                                       or
                                    Jan H. Hollar,
                                    Director of Finance
                                    (704) 721-4467


FOR IMMEDIATE RELEASE
---------------------
January 16, 2001


                             FIRST CHARTER ANNOUNCES
                         FOURTH QUARTER EARNINGS UP 15%

Concord, North Carolina - First Charter Corporation (NASDAQ: FCTR) reported today that fourth quarter 2000 core operating earnings increased 15% to $9.1 million, or $0.29 per diluted share, compared to fourth quarter 1999. Core operating earnings for the year ended December 31, 2000 amounted to $36.6 million, or $1.16 per diluted share. In comparison, fourth quarter 1999 core operating earnings were $7.9 million, or $0.25 per diluted share, while core operating earnings for the year ended December 31, 1999 amounted to $33.0 million, or $1.04 per diluted share.

Within the attached selected financial information schedules, tables have been provided that outline the non-core operating items for the three months ended December 31, 2000 and 1999, as well as, the years ended December 31, 2000 and 1999. Including these non-core items, fourth quarter 2000 net income amounted to $9.1 million, or $0.29 per diluted share, compared to the fourth quarter 1999 net income of $7.9 million, or $0.25 per diluted share. Additionally, including the non-core items, net income for the year ended December 31, 2000 amounted to $24.8 million, or $0.79 per diluted share, while the year ended December 31, 1999 net income amounted to $35.3 million, or $1.11 per diluted share. The decrease in net income for the year was primarily due to the recognition of $16.3 million ($12.3 million after-tax or $0.35 per diluted share) of merger and restructuring charges during 2000.

Lawrence M. Kimbrough, President and Chief Executive Officer commented that "Despite the pressures of a slowing economy, First Charter increased fourth quarter 2000 core earnings by 15% compared to the same period in 1999. Our earnings growth is fueled by the dedication of our staff to anticipating the banking, investment and insurance needs of clients, delivering exceptional service and establishing close ties to the communities we are privileged to serve."

NET INTEREST INCOME
Net interest income for the fourth quarter of 2000 amounted to $27.1 million compared to $27.0 million for the same period in 1999. Net interest income for the year ended December 31, 2000 totaled $107.9 compared to $104.0 million for the same period in 1999, an increase of 3.8%. The increase for the year was driven primarily by loan growth and offset by continued increases in the cost of funding. Continuing compression of the net interest margin was experienced during the fourth quarter of 2000, with the net interest margin decreasing from 4.19% for the quarter ended September 30, 2000 to 4.17% for the quarter ended December 31, 2000.

NONINTEREST INCOME
Core operating noninterest income for the fourth quarter of 2000 totaled $6.8 million compared to $6.3 million for the same period in 1999. Core operating noninterest income for the year ended December 31, 2000 totaled $28.8 million compared to $25.2 million for the same period in 1999, an increase of 14.3%. These increases were driven primarily by increases in service charge income on deposit accounts as well as continued growth of First Charter Insurance Services.

Including the non-core operating items outlined in the attached selected financial information schedules, fourth quarter 2000 noninterest income totaled $7.8 million compared to $6.2 million for the same period in 1999. Additionally, including the non-core items, noninterest income for the year ended December 31, 2000 totaled $30.6 million, while the year ended December 31, 1999 noninterest income totaled $28.8 million.

NONINTEREST EXPENSE
Core operating noninterest expense for the fourth quarter of 2000 totaled $18.5 million compared to $20.3 million for the same period in 1999, a decrease of 8.8%. This decrease was primarily the result of synergies realized as a result of the Carolina First BancShares merger. Core operating noninterest expense for the year ended December 31, 2000 totaled $75.5 million compared to $76.0 million for the same period in 1999.

Including the non-core operating items outlined in the attached selected financial information schedules, fourth quarter 2000 noninterest expense totaled $19.5 million compared to $20.3 million for the same period in 1999. Additionally, including the non-core items, noninterest expense for the year ended December 31, 2000 totaled $92.7 million, while the year ended December 31, 1999 noninterest expense totaled $76.0 million.

BALANCE SHEET
Total assets at December 31, 2000 amounted to $2.93 billion, compared to $2.68 billion at December 31, 1999. Net loans at December 31, 2000 amounted to $2.13 billion, compared to $1.94 billion at December 31, 1999. This increase from prior periods was due primarily to commercial loan growth and was offset by the sale of $45.3 million in lower-yielding mortgage loans during the second quarter of 2000.

Total deposits at December 31, 2000 amounted to $2.00 billion, compared to $1.82 billion at December 31, 1999. Shareholders' equity at December 31, 2000 was $309.3 million, which represents a book value per share of $9.79 and an equity-to-assets percentage of 10.55%. Based on the $14.8750 closing price of First Charter Corporation common stock at December 31, 2000, the Corporation had a market capitalization of $470.1 million.

ASSET QUALITY
The provision for loan losses for the three months and twelve months ended December 31, 2000 amounted to $2.1 million and $7.6 million, respectively. This is compared to provision for loan losses of $1.2 million and $5.0 million for the same periods in 1999. The increase in the provision over prior year levels was due to: (i) loan growth primarily in the commercial portfolio; (ii) increases in net charge-offs; and
(iii) increases in nonperforming assets.

The total of nonperforming assets and loans 90 days or more past due and still accruing at December 31, 2000 increased to $30.0 million compared to $16.3 million at December 31, 1999. As a percentage of total assets, nonperforming assets have increased to 1.01% at December 31, 2000 compared to 0.47% at December 31, 1999. Net loan charge-offs as a percentage of average gross loans increased to 0.20% for the year ended December 31, 2000 as compared to 0.10% for the year ended December 31, 1999. These increases were primarily due to the effect of higher interest rates and slower economic growth on some customers. At December 31, 2000 the allowance for loan losses as a percentage of gross loans was 1.32% compared to 1.27% at December 31, 1999.


CONFERENCE CALL

First Charter executive management will be available via telephone to discuss the issues related to the contents of this press release as well as an analyst presentation to present growth and earnings estimates for 2001 on Thursday, January 18, 2001 at 1:00 p.m. In order to participate in this conference call, dial 1-888-404-8794 and use the conference code 7047214460. Additionally, the Investment Community may listen to the conference call via the internet by visiting our web site www.FirstCharter.com and following the link provided under our "Shareholder Information" section. Replays of this conference call will be made available for 14 days following the conference call.

                  (SELECTED FINANCIAL INFORMATION IS ATTACHED)

CORPORATE PROFILE

First Charter Corporation is the holding company for First Charter National Bank. First Charter is a regional financial services company with assets of $2.93 billion that operates 54 financial centers and 91 ATMs located in 16 counties throughout North Carolina. First Charter provides businesses and individuals with a broad range of financial services, including banking, comprehensive financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found by visiting www.FirstCharter.com or by calling 1-800-601-8471. Common stock for First Charter is traded under the symbol "FCTR" on The NASDAQ National Market.

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the company's results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                       For the Three Months Ended      Increase (Decrease)
                                                     -----------------------------------------------------
(Dollars in thousands, except per share data)          12/31/2000     12/31/1999        Amount  Percentage
----------------------------------------------------------------------------------------------------------
INCOME STATEMENT
    Interest income - taxable equivalent             $     56,995   $     50,728      $  6,267       12.4%
    Interest expense                                       29,451         23,226         6,225       26.8
                                                     -----------------------------------------------------
    Net interest income - taxable equivalent               27,544         27,502            42        0.2
    Less:  Taxable equivalent adjustment                      471            505           (34)      (6.7)
                                                     -----------------------------------------------------
       Net interest income                                 27,073         26,997            76        0.3
    Provision for loan losses                               2,075          1,235           840       68.0
                                                     -----------------------------------------------------
       Net interest income after provision
         for loan losses                                   24,998         25,762          (764)      (3.0)
    Noninterest income                                      7,791          6,191         1,600       25.8
    Noninterest expense                                    19,469         20,262          (793)      (3.9)
                                                     -----------------------------------------------------
    Income before income taxes                             13,320         11,691         1,629       13.9
    Income taxes                                            4,223          3,827           396       10.3
                                                     -----------------------------------------------------
       NET INCOME                                    $      9,097    $     7,864      $  1,233       15.7%
                                                     =====================================================
----------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
    Basic                                            $       0.29          $0.25      $   0.04       16.0%
    Diluted                                                  0.29           0.25          0.04       16.0
    Weighted average shares - basic                    31,588,105     31,075,453
    Weighted average shares - diluted                  31,688,490     31,315,720
    Dividends paid on common shares                  $       0.18    $      0.17      $   0.01        5.9%
----------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
    Return on average assets                                 1.28%          1.19%
    Return on average equity                                11.87          10.98
----------------------------------------------------------------------------------------------------------

                                                       For the Three Months Ended      Increase (Decrease)
                                                     -----------------------------------------------------
(Dollars in thousands, except per share data)          12/31/2000     12/31/1999        Amount  Percentage
----------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS
    Interest income - taxable equivalent             $     56,995    $    50,728      $  6,267       12.4%
    Interest expense                                       29,451         23,226         6,225       26.8
                                                     -----------------------------------------------------
    Net interest income - taxable equivalent               27,544         27,502            42        0.2
    Less:  Taxable equivalent adjustment                      471            505           (34)      (6.7)
                                                     -----------------------------------------------------
       Net interest income                                 27,073         26,997            76        0.3
    Provision for loan losses                               2,075          1,235           840       68.0
                                                     -----------------------------------------------------
       Net interest income after provision
         for loan losses                                   24,998         25,762          (764)      (3.0)
    Noninterest income                                      6,792          6,257           535        8.6
    Noninterest expense                                    18,469         20,262        (1,793)      (8.8)
                                                     -----------------------------------------------------
    Income before income taxes                             13,321         11,757         1,564       13.3
    Income taxes                                            4,224          3,850           374        9.7
                                                     -----------------------------------------------------
       Core operating income                                9,097          7,907         1,190       15.0
       Other non-core items, net of tax                        --            (43)           43     (100.0)
                                                     -----------------------------------------------------
       NET INCOME                                    $      9,097    $     7,864      $  1,233       15.7%
                                                     =====================================================
----------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS PER SHARE DATA
    Basic                                            $       0.29    $      0.25      $   0.04       16.0%
    Diluted                                                  0.29           0.25          0.04       16.0
    Weighted average shares - basic                    31,588,105     31,075,453
    Weighted average shares - diluted                  31,688,490     31,315,720
    Dividends paid on common shares                  $       0.18    $      0.17      $   0.01        5.9%
----------------------------------------------------------------------------------------------------------
CORE OPERATING PERFORMANCE RATIOS
    Return on average assets                                 1.28%          1.20%
    Return on average equity                                11.87          11.04
    Efficiency - taxable equivalent (*)                     56.56          60.21
----------------------------------------------------------------------------------------------------------
                                                       For the Three Months Ended
                                                     ------------------------------
SCHEDULE OF OTHER NON-CORE ITEMS                        12/31/2000     12/31/1999
                                                     ------------------------------
    Noninterest income
       Fixed income portfolio restructuring loss           (1,059)             -
       Equity investment write down                          (231)           (66)
       Equity investment income                                28              -
       Gain on sale of properties                           2,261              -
    Charitable trust                                       (1,000)             -
                                                     ----------------------------
    Total other items                                $         (1)   $       (66)
                                                     ============================
    Other non-core items, net of tax                 $         --    $       (43)
                                                     ============================
----------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Core operating noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus core operating noninterest income less core gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                         For the Year Ended          Increase (Decrease)
                                                     ---------------------------------------------------
(Dollars in thousands, except per share data)         12/31/2000     12/31/1999      Amount   Percentage
--------------------------------------------------------------------------------------------------------
INCOME STATEMENT
    Interest income - taxable equivalent             $   218,122    $   196,082     $ 22,041       11.2%
    Interest expense                                     108,314         90,299       18,015       20.0
                                                     ---------------------------------------------------
    Net interest income - taxable equivalent             109,808        105,783        4,026        3.8
    Less:  Taxable equivalent adjustment                   1,878          1,811           67        3.7
                                                     ---------------------------------------------------
       Net interest income                               107,930        103,972        3,958        3.8
    Provision for loan losses                              7,615          5,005        2,610       52.1
                                                     ---------------------------------------------------
       Net interest income after provision
         for loan losses                                 100,315         98,967        1,348        1.4
    Noninterest income                                    30,565         28,795        1,770        6.1
    Noninterest expense                                   92,727         75,991       16,736       22.0
                                                     ---------------------------------------------------
    Income before income taxes                            38,153         51,771      (13,618)     (26.3)
    Income taxes                                          13,312         16,480       (3,168)     (19.2)
                                                     ---------------------------------------------------
       NET INCOME                                    $    24,841    $    35,291     $(10,450)     (29.6)%
                                                     ===================================================
--------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
    Basic                                                 $ 0.79         $ 1.12       $(0.33)     (29.5)%
    Diluted                                                 0.79           1.11        (0.32)     (28.8)
    Weighted average shares - basic                   31,435,342     31,504,746
    Weighted average shares - diluted                 31,580,328     31,772,060
    Dividends paid on common shares                  $      0.70    $      0.68     $   0.02        2.9%
--------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
    Return on average assets                                0.90%          1.37%
    Return on average equity                                8.29          12.08
--------------------------------------------------------------------------------------------------------

                                                         For the Year Ended          Increase (Decrease)
                                                     ---------------------------------------------------
(Dollars in thousands, except per share data)         12/31/2000     12/31/1999      Amount   Percentage
--------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS
    Interest income - taxable equivalent             $   218,122    $   196,082     $ 22,041       11.2%
    Interest expense                                     108,314         90,299       18,015       20.0
                                                     ---------------------------------------------------
    Net interest income - taxable equivalent             109,808        105,783        4,026        3.8
    Less:  Taxable equivalent adjustment                   1,878          1,811           67        3.7
                                                     ---------------------------------------------------
       Net interest income                               107,930        103,972        3,958        3.8
    Provision for loan losses                              7,615          5,005        2,610       52.1
                                                     ---------------------------------------------------
       Net interest income after provision
         for loan losses                                 100,315         98,967        1,348        1.4
    Noninterest income                                    28,810         25,214        3,596       14.3
    Noninterest expense                                   75,477         75,991         (514)      (0.7)
                                                     ---------------------------------------------------
    Income before income taxes                            53,648         48,190        5,458       11.3
    Income taxes                                          17,037         15,227        1,810       11.9
                                                     ---------------------------------------------------
       Core operating income                              36,611         32,963        3,648       11.1
       Other non-core items, net of tax                  (11,770)         2,328      (14,098)    (605.6)
                                                     ---------------------------------------------------
       Net income                                    $    24,841    $    35,291     $(10,450)     (29.6)%
                                                     ===================================================
--------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS PER SHARE DATA
    Basic                                            $      1.16          $1.05     $   0.11       10.5%
    Diluted                                                 1.16           1.04         0.12       11.5
    Weighted average shares - basic                   31,435,342     31,504,746
    Weighted average shares - diluted                 31,580,328     31,772,060
    Dividends paid on common shares                  $      0.70          $0.68     $   0.02        2.9%
--------------------------------------------------------------------------------------------------------
CORE OPERATING PERFORMANCE RATIOS
    Return on average assets                                1.32%          1.28%
    Return on average equity                               12.21          11.28
    Efficiency - taxable equivalent (*)                    55.44          58.45
--------------------------------------------------------------------------------------------------------
                                                          For the Year Ended
                                                     ----------------------------
SCHEDULE OF OTHER NON-CORE ITEMS                       12/31/2000     12/31/1999
                                                     ----------------------------
    Noninterest income
       Gain (loss) on sale of loans                  $       (99)   $     1,757
       Fixed income portfolio restructuring loss          (3,913)            --
       Equity investment write down                       (1,601)           (66)
       Equity investment income                            4,580            138
       Gain on sale of property                            2,788          1,752
    Noninterest expense
       Charitable trust                                   (1,000)            --
       Merger and restructuring charges                  (16,250)            --
                                                     ---------------------------
    Total other items                                $   (15,495)   $     3,581
                                                     ===========================
    Other non-core items, net of tax                 $   (11,770)   $     2,328
                                                     ===========================
--------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Core operating noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus core operating noninterest income less core gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                           As of/For the Year Ended            Increase (Decrease)
                                                      ---------------------------------------------------------------
(Dollars in thousands, except per share data)            12/31/2000       12/31/1999         Amount        Percentage
---------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
    ASSETS:
    Cash and due from banks                            $     71,196     $     94,568    $    (23,372)          (24.7)%
    Federal funds sold                                        1,015              665             350            52.6
    Interest earning bank deposits                          122,461            2,435         120,026         4,929.2
    Securities held to maturity                                  --           36,082         (36,082)         (100.0)
    Securities available for sale                           441,031          486,905         (45,874)           (9.4)
    Loans
      Commercial                                          1,126,569          966,957         159,612            16.5
      Residential real estate                               743,010          754,708         (11,698)           (1.6)
      Home equity                                           179,028          136,569          42,459            31.1
      Installment                                           109,015          109,801            (786)           (0.7)
                                                       --------------------------------------------------------------
        Total loans                                       2,157,622        1,968,035         189,587             9.6
      Less: Unearned income                                    (215)            (203)            (12)            5.9
            Allowance for loan losses                       (28,447)         (25,002)         (3,445)           13.8
                                                       --------------------------------------------------------------
      Loans, net                                          2,128,960        1,942,830         186,130             9.6
                                                       --------------------------------------------------------------
    Other assets                                            167,536          116,243          51,293            44.1
                                                       --------------------------------------------------------------
      Total assets                                     $  2,932,199     $  2,679,728    $    252,471             9.4%
                                                       ==============================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY:
    Deposits
      Noninterest-bearing deposits                     $    242,983     $    228,030    $     14,953             6.6%
      Interest checking and savings                         377,057          444,481         (67,424)          (15.2)
      Money market deposits                                 244,343          235,728           8,615             3.7
      Time deposits                                       1,133,851          908,252         225,599            24.8
                                                       --------------------------------------------------------------
        Total deposits                                    1,998,234        1,816,491         181,743            10.0
    Other borrowings                                        570,024          542,021          28,003             5.2
    Other liabilities                                        54,654           30,948          23,706            76.6
                                                       --------------------------------------------------------------
      Total liabilities                                   2,622,912        2,389,460         233,452             9.8
                                                       --------------------------------------------------------------
      Total shareholders' equity                            309,287          290,268          19,019             6.6
                                                       --------------------------------------------------------------
      Total liabilities and shareholders' equity       $  2,932,199       $2,679,728    $    252,471             9.4%
                                                       ==============================================================
---------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                              $  2,074,971     $  1,878,509    $    196,462            10.5%
    Securities                                              495,612          525,078         (29,466)           (5.6)
    Interest earning assets                               2,576,853        2,418,011         158,842             6.6
    Assets                                                2,763,920        2,583,803         180,117             7.0
    Deposits                                              1,877,426        1,795,921          81,505             4.5
    Interest bearing liabilities                          2,190,767        2,021,068         169,699             8.4
    Shareholders' equity                                    299,745          292,183           7,562             2.6
---------------------------------------------------------------------------------------------------------------------

                                                                 As of/For the Quarter Ended
                                       ------------------------------------------------------------------------------
                                         12/31/2000       9/30/2000        6/30/2000       3/31/2000       12/31/1999
                                       ------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
    Common stock prices (daily close)
      High                             $    15.7500    $    16.8750     $    17.5000    $    14.6250    $    19.6250
      Low                                   13.0000         13.6250          12.5000         12.5000         14.0000
      End of period                         14.8750         14.4375          15.7500         13.0000         14.8750
    Book Value                                 9.79            9.49             9.19            9.52            9.33
    Market Capitalization               470,068,787     455,079,197      494,695,987     407,094,792     462,617,111
    Weighted average shares - basic      31,588,105      31,503,251       31,402,488      31,245,099      31,075,453
    Weighted average shares - diluted    31,688,490      31,646,483       31,584,528      31,399,895      31,315,720
    End of period shares outstanding     31,601,263      31,520,637       31,409,269      31,314,984      31,100,310
---------------------------------------------------------------------------------------------------------------------

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                           As of/For the Quarter Ended
                                                      -------------------------------------------------------------------
(Dollars in thousands, except per share data)          12/31/2000    9/30/2000     6/30/2000     3/31/2000     12/31/1999
-------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS
     INTEREST INCOME - TAXABLE EQUIVALENT
     Interest and fees on loans                       $   48,622    $   47,113    $   45,277    $   43,478    $   42,196
     Interest on securities                                8,260         8,036         8,389         8,474         8,416
     Other interest income                                   114            66           167           127           116
                                                      -------------------------------------------------------------------
        Total interest income - taxable equivalent        56,995        55,215        53,833        52,079        50,728
                                                      -------------------------------------------------------------------
     INTEREST EXPENSE
     Interest on deposits                                 21,537        19,461        17,413        16,852        16,591
     Other interest expense                                7,914         8,604         8,786         7,747         6,635
                                                      -------------------------------------------------------------------
        Total interest expense                            29,451        28,065        26,199        24,599        23,226
                                                      -------------------------------------------------------------------
     Net interest income - taxable equivalent             27,544        27,150        27,634        27,480        27,502
     Less:  Taxable equivalent adjustment                    471           476           490           441           505
                                                      -------------------------------------------------------------------
        NET INTEREST INCOME                               27,073        26,674        27,144        27,039        26,997
     Provision for loan losses (1)                         2,075         2,200         1,370         1,970         1,235
                                                      -------------------------------------------------------------------
        NET INTEREST INCOME AFTER PROVISION FOR
          LOAN LOSSES                                     24,998        24,474        25,774        25,069        25,762
                                                      -------------------------------------------------------------------
     NONINTEREST INCOME
     Service charges on deposit accounts                   2,835         2,710         3,091         2,551         2,702
     Insurance and other fee income                        2,511         2,412         2,248         2,560         1,967
     Trust income                                            609           832           698           680           689
     (Loss) gain on sale of securities                        --            --           559           652           104
     Other noninterest income                                837           524         1,169         1,332           795
                                                      -------------------------------------------------------------------
        Total noninterest income                           6,792         6,478         7,765         7,775         6,257
                                                      -------------------------------------------------------------------
     NONINTEREST EXPENSE
     Salaries and employee benefits                       10,361         9,521        10,433        10,628        10,599
     Occupancy and equipment                               3,191         2,898         3,171         3,082         2,877
     Other noninterest expense                             4,917         5,338         5,816         6,121         6,786
                                                      -------------------------------------------------------------------
        Total noninterest expense                         18,469        17,757        19,420        19,831        20,262
                                                      -------------------------------------------------------------------
     Core operating earnings before taxes                 13,321        13,195        14,119        13,013        11,757
     Income taxes                                          4,224         4,081         4,630         4,102         3,850
                                                      -------------------------------------------------------------------
        CORE OPERATING EARNINGS, NET                  $    9,097    $    9,114    $    9,489    $    8,911    $    7,907
                                                      ===================================================================
-------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS PER SHARE DATA
     Basic                                            $     0.29    $     0.29    $     0.30    $     0.29    $     0.25
     Diluted                                                0.29          0.29          0.30          0.28          0.25
     Dividends paid on common shares                        0.18          0.18          0.17          0.17          0.17
-------------------------------------------------------------------------------------------------------------------------
CORE OPERATING RATIOS
     Return on average assets                               1.28%         1.31%         1.38%         1.33%         1.20%
     Return on average equity                              11.87         12.20         12.58         12.17         11.04
     Efficiency - taxable equivalent (*)                   56.56         52.66         55.31         57.17         60.21
     Noninterest income as a percentage of
        total income                                       20.06         19.54         22.24         22.33         18.82
     Equity as a percentage of total assets                10.55         10.73         10.35         10.82         10.83
     Average earning assets as a percentage of
        average total assets                               93.00         92.99         93.04         93.82         94.11
     Average loans as a percentage of average
        deposits                                          108.89        112.18        111.69        109.69        105.90
-------------------------------------------------------------------------------------------------------------------------

(1) During the third quarter of 2000, an incremental provision for loan losses of $875,000 was categorized as a non-core item. This component of the provision for loan losses was in direct response to the increase in nonperforming loans and the overall decline in the economy, and was deemed at that time to be a one time, nonrecurring event. Management recognized during the fourth quarter that these factors instead were part of the normal trends of the Corporation's operations, and therefore has included this amount in core operating earnings.

Notes:  Applicable ratios are annualized.
        * - Core operating noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus core operating noninterest income less core gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                      As of/For the Quarter Ended
                                              -----------------------------------------------------------------------
(Dollars in thousands, except per share data) 12/31/2000      9/30/2000      6/30/2000      3/31/2000      12/31/1999
---------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
ASSETS:
Cash and due from banks                     $    71,196     $    72,876    $    72,299    $    84,712    $    94,568
Federal funds sold                                1,015           1,020          1,658            624            665
Interest earning bank deposits                  122,461           5,461          8,196          3,284          2,435
Securities held to maturity                          --              --             --         35,324         36,082
Securities available for sale                   441,031         474,077        500,310        476,017        486,905
Loans
    Commercial                                1,126,569       1,094,170      1,097,377      1,033,059        966,957
    Residential real estate                     743,010         741,479        722,512        759,502        754,708
    Home equity                                 179,028         169,622        159,909        148,253        136,569
    Installment                                 109,015         106,158        109,728        111,006        109,801
                                            -------------------------------------------------------------------------
      Total loans                             2,157,622       2,111,428      2,089,526      2,051,820      1,968,035
    Less: Unearned income                          (215)           (284)          (152)          (164)          (203)
             Allowance for loan losses          (28,447)        (27,861)       (26,700)       (25,979)       (25,002)
                                            -------------------------------------------------------------------------
    Loans, net                                2,128,960       2,083,283      2,062,674      2,025,677      1,942,830
                                            -------------------------------------------------------------------------
Other assets                                    167,536         151,238        143,289        128,540        116,243
                                            -------------------------------------------------------------------------
    Total assets                            $ 2,932,199     $ 2,787,955    $ 2,788,426    $ 2,754,178    $ 2,679,728
                                            =========================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits
    Noninterest-bearing deposits            $   242,983     $   279,765    $   252,595    $   239,645    $   228,030
    Interest checking and savings               377,057         357,739        396,147        439,575        444,481
    Money market deposits                       244,343         223,508        229,594        244,793        235,728
    Time deposits                             1,133,851       1,061,428        992,622        932,167        908,252
                                            -------------------------------------------------------------------------
      Total deposits                          1,998,234       1,922,440      1,870,958      1,856,180      1,816,491
Other borrowings                                570,024         519,762        584,144        567,536        542,021
Other liabilities                                54,654          46,703         44,609         32,485         30,948
                                            -------------------------------------------------------------------------
    Total liabilities                         2,622,912       2,488,905      2,499,711      2,456,201      2,389,460
                                            -------------------------------------------------------------------------
    Total shareholders' equity                  309,287         299,050        288,715        297,977        290,268
                                            -------------------------------------------------------------------------
    Total liabilities and shareholders'
      equity                                $ 2,932,199     $ 2,787,955    $ 2,788,426    $ 2,754,178    $ 2,679,728
                                            =========================================================================
---------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                   $ 2,133,452     $ 2,099,692    $ 2,068,958    $ 1,997,860    $ 1,930,497
    Securities                                  484,098         475,630        509,977        513,501        534,083
    Interest earning assets                   2,628,331       2,578,374      2,582,473      2,519,053      2,468,323
    Assets                                    2,826,068       2,772,859      2,775,567      2,685,082      2,622,856
    Deposits                                  1,959,300       1,871,707      1,852,470      1,821,291      1,822,969
    Interest bearing liabilities              2,233,820       2,192,605      2,196,884      2,139,254      2,061,485
    Shareholders' equity                        304,770         297,122        303,277        294,442        284,145
---------------------------------------------------------------------------------------------------------------------

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                          As of/For the Quarter Ended
                                                    -------------------------------------------------------------------
(Dollars in thousands, except per share data)        12/31/2000     9/30/2000    6/30/2000     3/31/2000     12/31/1999
-----------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                           $    27,861    $   26,700   $   25,979    $   25,002    $   24,174
        Provision for loan losses                         2,075         2,200        1,370         1,970         1,235
        Allowance related to loans sold                      --            --         (113)           --            --
        Charge-offs                                      (1,643)       (1,440)        (705)       (1,275)         (612)
        Recoveries                                          154           401          169           282           205
                                                    -------------------------------------------------------------------
          Net charge-offs                                (1,489)       (1,039)        (536)         (993)         (407)
                                                    -------------------------------------------------------------------
        Ending balance                              $    28,447    $   27,861   $   26,700    $   25,979    $   25,002
                                                    ===================================================================
    NONPERFORMING ASSETS AND LOANS 90 DAYS
        OR MORE PAST DUE ACCRUING
        Nonaccrual loans                                $26,587    $   26,281   $   13,538    $    9,513    $   10,353
        Restructured loans                                   --            --           --            --            37
        Other real estate                                 2,989         1,908        2,281         2,066         2,262
                                                    -------------------------------------------------------------------
          Total nonperforming assets                     29,576        28,189       15,819        11,579        12,652
                                                    -------------------------------------------------------------------
        Loans 90 days or more past due
          accruing interest                                 430           716        2,645         3,559         3,638
                                                    -------------------------------------------------------------------
          TOTAL                                     $    30,006    $   28,905   $   18,464    $   15,138    $   16,290
                                                    ===================================================================
    ASSET QUALITY RATIOS
        Nonaccrual loans as a percentage of
          total loans                                      1.23%         1.24%        0.65%         0.46%         0.53%
        Nonperforming assets as a percentage of
          total assets                                     1.01          1.01         0.57          0.42          0.47
        Nonperforming assets as a percentage of
          total loans and other real estate                1.37          1.33         0.76          0.56          0.64
        Net charge-offs as a percentage of
          average loans (annualized)                       0.28          0.20         0.10          0.20          0.08
        Allowance for loan losses as a
          percentage of loans                              1.32          1.32         1.28          1.27          1.27
        Ratio of allowance for loan losses to:
          Net charge-offs                                  4.80X         6.74x       12.39x         6.50x        15.48x
          Nonaccrual loans                                 1.07          1.06         1.97          2.73          2.41
-----------------------------------------------------------------------------------------------------------------------

                                                                   As of/For the Year Ended        Increase (Decrease)
                                                                 ------------------------------------------------------
                                                                   12/31/2000   12/31/1999        Amount     Percentage
-----------------------------------------------------------------------------------------------------------------------
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                                          $   25,002   $   22,278    $    2,724          12.2%
        Provision for loan losses                                       7,615        5,005         2,610          52.1
        Allowance related to loans sold                                  (113)        (369)          256         (69.4)
        Charge-offs                                                    (5,063)      (2,773)       (2,290)         82.6
        Recoveries                                                      1,006          861           145          16.8
                                                                   ----------------------------------------------------
          Net charge-offs                                              (4,057)      (1,912)       (2,145)        112.2
                                                                   ----------------------------------------------------
        Ending balance                                             $   28,447   $   25,002    $    3,445          13.8%
                                                                   ====================================================
    ASSET QUALITY RATIOS
        Net charge-offs as a percentage of
          average loans                                                  0.20%        0.10%
        Ratio of allowance for loan losses to
          net charge-offs                                                7.01X       13.08x
-----------------------------------------------------------------------------------------------------------------------

                                                                           For the Quarter Ended
                                                    -------------------------------------------------------------------
                                                     12/31/2000     9/30/2000    6/30/2000     3/31/2000     12/31/1999
-----------------------------------------------------------------------------------------------------------------------
ANNUALIZED INTEREST YIELDS / RATES (*)
    INTEREST INCOME:
        Yield on loans                                     9.07%         8.93%        8.80%         8.75%         8.67%
        Yield on securities                                6.79          6.72         6.62          6.64          6.25
                                                    -------------------------------------------------------------------
        Yield on interest earning assets                   8.63          8.52         8.38          8.32          8.15
                                                    -------------------------------------------------------------------
    INTEREST EXPENSE:
        Cost of interest bearing deposits                  5.01          4.75         4.36          4.27          4.17
        Cost of borrowings                                 6.03          6.08         6.00          5.64          5.45
                                                    -------------------------------------------------------------------
        Cost of interest bearing liabilities               5.24          5.09         4.80          4.62          4.47
                                                    -------------------------------------------------------------------
    Interest rate spread                                   3.39          3.43         3.58          3.70          3.68
                                                    ===================================================================
    Net yield on earning assets                            4.17%         4.19%        4.30%         4.39%         4.42%
                                                    ===================================================================
-----------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Fully taxable equivalent yields.